Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration: On July 8, 2020, the Board of Directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,746, payable to all shareholders of record as of July 23, 2020, which was paid on July 30, 2020.

(b) Forward freight agreements: In July 2020, the Company entered into certain forward freight agreements for an aggregate of 270 days, for periods until June 2021 to sell the Baltic Exchange BPI 4TC index at daily charter rates ranging from $8.9 to $10.3.

(c) Interest rate derivatives: In July 2020, the Company entered into eight pay-fixed, receive-variable interest rate derivative contracts commencing July to August 2020 with maturity ranging from May 2025 to August 2025 at fixed rates ranging from 0.33% to 0.40% for an aggregate notional amount of $80,000.

(d) Reverse stock split: On August 3, 2020, our stockholders granted discretionary authority to the Company’s board of directors to effect one or more reverse stock splits of the issued and outstanding shares of common stock of the Company, at ratios within the range from 1-for-2 up to 1-for-5 in the aggregate. If our board of directors determines to implement a reverse stock split, depending on the ratio for such reverse stock split determined by our board of directors, no less than two and no more than five shares of our existing common stock will be combined into one share of common stock. Our board of directors may implement a reverse stock split at any time on or before the day immediately preceding the company’s annual meeting of stockholders in 2021. Our board may, in its discretion, elect not to implement any reverse stock split if it determines that a reverse stock split would not be in the best interests of the Company and its stockholders.